FORM 8K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (date of earliest event reported): December 19, 2003
                                                         -------------

                          MANCHESTER TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

                 New York                        0-21695            11-2312854
           (State or other jurisdiction        (Commission      (I.R.S. Employer
        of incorporation or organization)        File Number)     I.D. Number)

             160 Oser Avenue, Hauppauge, New York                   11788
             (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (631) 435-1199

          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS


On December 19, 2003 the Registrant issued a press release announcing the resignation of Robert Valentine from its Board and the appointment of Yacov Shamash to fill the vacancy created by such resignation. A copy of the press release is attached as Exhibit 99.1



ITEM 7. FINANCIAL  STATEMENTS,  PRO FORMA  FINANCIAL  INFORMATION AND
EXHIBITS.

(c) Exhibits:

99.1 - Press Release dated December 19, 2003.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:     December 19, 2003


                                  MANCHESTER TECHNOLOGIES, INC.
                                  (Registrant)

                                  By:    s/Barry Steinberg
                                        --------------------
                                        Barry Steinberg
                                        President and Chief Executive Officer


Exhibit Index.

Exhibit No.            Description
99.1                   Press Release dated December 19, 2003